                                     PROXY

                         CALIFORNIA INDEPENDENT BANCORP

   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 17, 2000

    The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of California Independent Bancorp and the accompanying Proxy Statement dated April 4, 2000, and, revoking any Proxy heretofore given, hereby constitutes and appoints David A. Offutt, Michael C. Wheeler, and William H. Gilbert, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of Common Stock of California Independent Bancorp, a California corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of California Independent Bancorp, to be held at Feather River State Bank, 777 Colusa Avenue, Yuba City, California, on Wednesday, May 17, 2000, at 6:00 p.m. or at any adjournment thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all matters that may be properly presented for action at the meeting or any adjournments thereof. All properly executed proxies will be voted as indicated.

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING
ITEMS:

1.   To elect as directors  FOR all nominees listed below                        WITHHOLD AUTHORITY
     the nominees set       (EXCEPT AS MARKED TO THE CONTRARY BELOW). / /        TO VOTE FOR ALL NOMINEES LISTED BELOW. / /
     forth below:

 INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE
                AND INITIAL THE NOMINEES NAME IN THE LIST BELOW:

 J. DOWDELL, H. EASTRIDGE, W. GILBERT, J. JELAVICH, L. HARTWIG, D. LIVINGSTONE,
           A. MONTNA, D. OFFUTT, W. RETZER, R. SCOTT, AND M. WHEELER.

2. To approve the proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company's 2000 fiscal year.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3.  To adopt the California Independent Bancorp 2000 Stock Option Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

             (CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

4.  To transact such other business as may properly come before the meeting.

    THIS PROXY IS SOLICITED BY AND ON THE BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, AND DISCRETIONARY AUTHORITY WILL BE GRANTED AS TO PROPOSAL 4.

    WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

I/WE DO ____________ OR  I/WE DO NOT ___________  EXPECT TO ATTEND THIS MEETING.

                                                Signature ______________________

                                                Signature (if held jointly) ____

                                                Date ___________________________

                                                Please sign exactly as your name
                                                appears on the share
                                                certificates. When shares are
                                                held by joint tenants, all joint
                                                owners should sign. When signing
                                                as attorney, executor,
                                                administrator, trustee, or
                                                guardian, please give full title
                                                as such. If more than one person
                                                is serving in such a capacity,
                                                all should sign. If a
                                                corporation, please sign in full
                                                corporate name by president or
                                                other authorized officer. if a
                                                partnership, please sign in
                                                partnership name by authorized
                                                person.